Supplement to the Prospectuses

CREDIT SUISSE GLOBAL SMALL CAP FUND
CREDIT SUISSE TRUST – GLOBAL SMALL CAP PORTFOLIO

The following information supersedes or supplements certain information in the funds' Prospectuses.

James Chapman (see biography below) is responsible for the day-to-day management of the foreign equity portion of the funds. The Credit Suisse Quantitative Strategies Group which consists of Joseph Cherian, William Weng, Eric Leng and Todd Jablonski remains responsible for the day-to-day management of the US equity portion of the funds. Crispin Finn no longer serves as a Portfolio Manager of the funds.

Biography

James Chapman, Vice President, joined Credit Suisse Asset Management Limited in June 2006 as a UK equity portfolio manager focusing on smaller companies. Previously, from June 2004 until May 2006, Mr. Chapman was a UK Equity small company analyst for Hardman & Co. He was a financial journalist from October 2000 until June 2004 at Investors Chronicle (part of the FT Business Group) and an Energy markets analyst and reporter at Heren Energy. Mr. Chapman holds a B.A. (Hons) in History from the University of East Anglia and a Post Graduate Diploma in Law from the University of West of England. He is a CFA charterholder.

Dated: October 19, 2007	16-1007 for INTFUNDS-PRO-CMN GSC-PRO-ADV GSC-PRO-LOAD TRGSC-PRO 2007-018